Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated September 16, 2013 to the

Statutory Prospectuses for Institutional Class and Class A, Class C, Class D and Class P Shares of

Allianz Funds Multi-Strategy Trust,

Dated April 1, 2013 (as supplemented thereafter)

Disclosure Relating to AllianzGI Short Duration High Income Fund (the “Fund”)

Within the Fund Summary relating to the Fund, the subsection entitled “Management of the Fund — Portfolio Managers” is hereby revised to remove all references to Thomas Saake as a portfolio manager of the Fund to reflect that Eric Scholl is the sole portfolio manager. Within the Fund Summary relating to the Fund and within the section entitled “Principal Investments and Strategies of Each Fund — AllianzGI Short Duration High Income Fund,” all references to “portfolio managers” are hereby revised to refer to a single portfolio manager.

The information relating to the Fund contained in the table under “Management of the Funds — Sub-Advisers — AGI U.S.” is hereby revised to remove all references to Thomas Saake as a portfolio manager of the Fund to reflect that Eric Scholl is the sole portfolio manager.

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated September 16, 2013 to the

Statement of Additional Information dated April 1, 2013 (as revised August 14, 2013)

Disclosure Relating to AllianzGI Short Duration High Income Fund

The subsection captioned “AGI U.S.” in the section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is hereby revised to remove all references to Thomas Saake as a portfolio manager of AllianzGI Short Duration High Income Fund.

Disclosure Relating to All Funds

The fourth paragraph of the “Fund Distributions” section under “Taxation” is hereby deleted in its entirety and the following paragraphs are hereby added as the fourth and fifth paragraphs of the section:

To the extent that a Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (“pre-2011 losses”), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if that Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred pre-2011 losses, the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

Please retain this Supplement for future reference.